Exhibit 10.5
REGISTRATION RIGHTS AGREEMENT
     Registration Rights Agreement, dated as of May 12, 2006, by and among Integrated Electrical Services, Inc., a Delaware corporation (“Company”), and the stockholders signatories hereto.
W I T N E S S E T H:
     WHEREAS, this Agreement is being entered into in connection with the acquisition of Common Stock (as hereinafter defined) on or after the Effective Date (as hereinafter defined) by Holders pursuant to the Plan (as hereinafter defined);
     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:
     1. Definitions. Unless otherwise defined herein, capitalized terms used herein and in the recitals above shall have the following meanings:
     “Additional Holders” shall mean the Permitted Assignees of Registrable Securities who, from time to time, acquire Registrable Securities from a Holder or Holders and own Registrable Securities at the relevant time, agree to be bound by the terms hereof and become Holders for purposes of this Agreement.
     “Affiliate” of a Person shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such other Person. For purposes of this definition, “control” shall mean the ability of one Person to direct the management and policies of another Person.
     “Agreement” shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.
     “Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.
     “Commission” shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.
     “Common Stock” shall mean the shares of common stock, $.01 par value per share, of Company, as adjusted to reflect any merger, consolidation, recapitalization, reclassification, split-up, stock dividend, rights offering or reverse stock split made, declared or effected with respect to the Common Stock.
     “Company” shall have the meaning assigned to such term in the preamble.

     “Demand Registration” shall have the meaning assigned to such term in Section 2(b) hereof.
     “Effective Date” means the effective date of the Plan pursuant to the terms thereof.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
     “Holder” shall mean any (i) Person who owns Registrable Securities on the Effective Date and is a party to this Agreement or (ii) any Additional Holder.
     “Majority Holders” shall mean Holders holding at the time, shares of Registrable Securities representing more than 50% of the then outstanding Registrable Securities.
     “Permitted Assignee” shall mean any (a) Affiliate of any Holder who acquires Registrable Securities from such Holder, or its Affiliates, or (b) any other Person who acquires any Registrable Securities of any Holder or Holders who is designated as a Permitted Assignee by such Holder in a written notice to Company; provided, however, that the rights of any Person designated as a Permitted Assignee referred to in the foregoing clause (b) shall be limited if, and to the extent, provided in such notice.
     “Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.
     “Plan” shall mean the Second Amended Joint Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code of Company and certain of its subsidiaries, dated March 17, 2006, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.
     “Registrable Securities” shall mean the Common Stock of Company owned by the Holders as of the date hereof or at any time in the future; and, if as a result of any reclassification, stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, sale of all or substantially all of the assets of Company or other reorganization or other transaction or event, any capital stock, evidence of indebtedness, warrants, options, rights or other securities (collectively “Other Securities”) are issued or transferred to a Holder in respect of Registrable Securities held by the Holder, references herein to Registrable Securities shall be deemed to include such Other Securities; provided, however, that a share of Common Stock will cease to be a Registrable Security if (a) a registration statement covering such share of Common Stock has been declared effective by the Commission and such share of Common Stock has been sold or disposed of pursuant to such effective registration statement, or (b) such share of Common Stock has been sold or disposed of pursuant to Rule 144 (or any successor rule) under the Securities Act; or (c) such share of Common Stock is eligible for resale pursuant to Rule 144(k); or (d) such share of Common Stock is eligible for resale pursuant to Rule 144 and the Holder thereof does not then beneficially own more than 1% of such class of securities; or (e) such share of Common Stock has been Transferred to a Person who is not (and does not become as a result of such Transfer) a Holder; or (f) such share of Common Stock is held by the Company or any of its subsidiaries; or (g) such share of Common Stock ceases to be outstanding.
     “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
     “Shelf Registration” means a registration effected pursuant to Section 2(a) hereof.
     “Shelf Registration Statement” means a “shelf” registration statement of Company relating to a “shelf” offering in accordance with Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission, pursuant to the provisions of Section 2(a) hereof which covers all of the Registrable Securities held by the Holders (other than any Holder that unreasonably fails to furnish to Company in writing (within 10 days of request thereafter) such information required in connection with such registration regarding such Holder and the distribution of such Holder’s Registrable Securities), on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
     2. Required Registration.
          (a) After Company’s receipt of a written request from the Holders of Registrable Securities holding at least 10% of the Registrable Securities outstanding as of the Effective Date to effect a Shelf Registration, and subject to Section 7(c), Company shall use commercially reasonable efforts to cause a Shelf Registration Statement to be filed and declared effective by the Commission within 120 days after the date of such request. Each Holder as to which any Shelf Registration is being effected agrees to furnish to Company all information with respect to such Holder necessary to make any information previously furnished to Company by such Holder not misleading. Company agrees to use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the earliest to occur of (i) the expiration of two years from the date the Commission declares the Shelf Registration Statement effective, (ii) the day after the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or (iii) the first date on which there shall cease to be any Registrable Securities covered by the Shelf Registration Statement. Company further agrees, if necessary, to promptly supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.
          (b) At any time the Shelf Registration Statement is not effective (other than a temporary suspension of effectiveness, for a period not exceeding 90 days, due to any stop order, injunction or other requirement of the Commission or other governmental agency or court applicable to the Shelf Registration Statement) and after receipt of a written request from the Holders of at least 10% of the Registrable Securities then outstanding requesting that Company effect a registration under the Securities Act covering such Registrable Securities (a “Demand Registration”), and specifying the intended method or methods of disposition thereof, Company shall promptly notify all Holders in writing of the receipt of such request and each such Holder, in lieu of exercising its rights under Section 3 may elect (by written notice sent to Company within 10 Business Days from the date of the aforementioned Company’s notice) to have Registrable Securities included in such Demand Registration thereof pursuant to this Section 2. Thereupon Company shall, as expeditiously as is possible, use its commercially reasonable efforts to effect the registration under the Securities Act of all shares of Registrable Securities which Company has been so requested to register by such Holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; provided, however, that Company shall not be required to effect more than two (2) registrations of any Registrable Securities pursuant to this Section 2 unless Company shall be eligible at any time to file a registration statement on Form S-3 (or other comparable short form) under the Securities Act, in which event there shall be no limit on the number of such registrations pursuant to this Section 2.
          (c) A registration will not count as a Demand Registration until it has become effective (unless the requesting Holders withdraw all their Registrable Securities and Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration unless the requesting Holders pay all registration expense in connection with such withdrawn registration); provided, however, that if, after it has become effective, an offering of Registrable Securities pursuant to a registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court (other than because of a violation of applicable law by a Holder) and remains in effect for more than 90 days or is withdrawn because of any development affecting Company, such registration will be deemed not to have been effected and will not count as a Demand Registration.
          (d) If the managing underwriter of a Demand Registration shall advise Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the Demand Registration would materially and adversely affect the distribution of such Registrable Securities, then all selling Holders shall reduce the amount of Registrable Securities each intended to distribute through such offering on a pro-rata basis.
     3. Incidental Registration. If Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the “demanding security holders”) a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or in connection with an exchange offer, or to employees of Company pursuant to any employee benefit plan, respectively) for the general registration of securities, it will give written notice to all Holders at least 30 days before the initial filing with the Commission of such registration statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such Holders may request.
     Each Holder desiring to have Registrable Securities registered under this Section 3 shall advise Company in writing within 10 Business Days after the date of such offer from Company, setting forth the amount of such Registrable Securities for which registration is requested. Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its commercially reasonable efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Company or such demanding security holder would materially and adversely affect the distribution of such securities by Company or such demanding security holder, then all selling security holders (including the demanding security holder who initially requested such registration) shall reduce the amount of securities each intended to distribute through such offering on a pro-rata basis. Except as otherwise provided in Section 5, all expenses of such registration shall be borne by Company.
     4. Registration Procedures. If Company is required by the provisions of Section 2 or 3 to use its commercially reasonable efforts to effect the registration of any of its securities under the Securities Act, Company will, as expeditiously as possible:
          (a) prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed 180 days (other than the Shelf Registration Statement which shall be kept effective for such period as provided in Section 2(a)); provided, however, that Company may discontinue any registration of its securities that cease to be shares of Registrable Securities;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days (other than the Shelf Registration Statement which shall be kept effective for such period as provided in Section 2(a)); provided, however, that Company may discontinue any registration of its securities that cease to be shares of Registrable Securities;
          (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;
          (d) use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as each holder of such securities shall request (provided, however, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified, to subject itself to taxation in such jurisdiction or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such registration statement;
          (e) promptly notify each Holder whose Registrable Securities are intended to be covered by such registration statement and each underwriter and, if requested by any such Person, confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose, (iii) any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information; and (iv) of the happening of any event which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and in the case of this clause (iv) the time period during which such registration statement is required to remain effective shall be extended for the time period during which such prospectus is so suspended;
          (f) use commercially reasonable efforts to obtain and, if obtained, furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holder making such request and, if such accountants refuse to deliver such letter to such Holder, then to Company, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such Holder shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such Holders may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Holders of a majority of the Registrable Securities being so registered may reasonably request;
          (g) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and
          (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.
     It shall be a condition precedent to the obligation of Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Holder that such Holder shall furnish to Company such information regarding the securities held by such Holder and the intended method of disposition thereof as Company shall reasonably request and as shall be required in connection with the action taken by Company.

     Each Holder agrees that, upon receipt of any notice from Company of the happening of any event of the kind described in Section 4(e)(iv), such Holder shall immediately discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(e)(iv).
     5. Expenses. All expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with any stock exchange or the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for Company, the reasonable fees and expenses of one counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction pursuant to Section 4(d), shall be paid by Company, except that:
          (a) all such expenses in connection with any amendment or supplement to the registration statement or prospectus filed more than 180 days after the effective date of such registration statement because any Holder has not effected the disposition of the securities requested to be registered shall be paid by such Holder; and
          (b) Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter or any applicable transfer taxes in respect of the securities sold by such Holder.
     6. Indemnification and Contribution.
          (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Company shall indemnify and hold harmless to the fullest extent permitted by law the Holder of such Registrable Securities, such Holder’s directors and officers, and each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who controls such Holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and shall reimburse such Holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by such Holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such Holder specifically for use therein or (in the case of any registration pursuant to Section 2) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such Holder.
          (b) Each Holder, by acceptance hereof, agrees to indemnify and hold harmless to the fullest extent permitted by law, Company, its directors and officers and each other person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information provided in writing to Company by such Holder specifically for use and contained in any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto. Notwithstanding the provisions of this paragraph (b) or paragraph (d) below, no Holder shall be required to indemnify any person pursuant to this Section 6 or to contribute pursuant to paragraph (d) below in an amount in excess of the amount of the aggregate net proceeds received by such Holder in connection with any such registration under the Securities Act.
          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person, except to the extent the indemnifying party is actually prejudiced thereby) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the indemnified party or (ii) the indemnified party otherwise consents in writing, which consent shall not be unreasonably withheld or delayed. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.
          (d) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.
     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro-rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     7. Certain Limitations on Registration Rights. Notwithstanding the other provisions of this Agreement:
          (a) Company shall not be obligated to register the Registrable Securities of any Holder if, in the opinion of counsel to Company reasonably satisfactory to the Holder and its counsel (or, if the Holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such Holder’s Registrable Securities, in the manner proposed by such Holder (or by such investment banking firm), may be effected without registering such Registrable Securities under the Securities Act; and
          (b) Company shall not be obligated to register the Registrable Securities of any Holder pursuant to Section 2 if Company has had a registration statement, under which such Holder had a right to have its Registrable Securities included pursuant to Section 2 or 3, declared effective within six months prior to the date of the request pursuant to Section 2; provided, however, that if any Holder elected to have shares of its Registrable Securities included under such registration statement but some or all of such shares were excluded pursuant to the penultimate sentence of Section 3, then such six-month period shall be reduced to three months.
          (c) Company shall have the right to delay the filing or effectiveness of a registration statement required pursuant to Section 2 hereof or to suspend any Holder’s rights to make sales pursuant to any effective registration statement during one or more periods aggregating not more than 120 days in any twelve-month period in the event that (i) Company would, in accordance with the advice of its counsel, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the judgment of Company’s board of directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect any existing or prospective material business situation, transaction or negotiation or otherwise materially and adversely affect Company.
     8. Selection of Managing Underwriters. The managing underwriter or underwriters for any offering of Registrable Securities to be registered pursuant to Section 2 shall be selected by the holders of a majority of the Registrable Securities being so registered and shall be reasonably acceptable to Company.
     9. Interpretive Matters. Unless otherwise expressly provided or the context otherwise requires, for purposes of this Agreement the following rules of interpretation apply:
          (a) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period is excluded. If the last day of such period is a non-Business Day, the period in question ends on the next succeeding Business Day.
          (b) Any reference in this Agreement to gender includes all genders, and words imparting the singular number also include the plural and vice versa.

          (c) All references in this Agreement to any “Article,” or “Section,” are to the corresponding Article or Section of this Agreement.
          (d) The words “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.
          (e) The word “including” or any variation thereof means “including, but not limited to,” and does not limit any general statement that it follows to the specific or similar items or matters immediately following it.
     10. Miscellaneous.
          (a) No Inconsistent Agreements. Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement. Except for the Registration Rights Agreement, dated November 24, 2004, by and among Company and the parties thereto, with respect to the Common Stock issuable upon conversion of Company’s Senior Convertible Notes, Company has not previously entered into any agreement with respect to any of its securities granting any registration rights to any Person which is effective as of the date hereof.
          (b) Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.
          (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless Company has obtained the written consent of the Majority Holders; provided that if any such amendment, modification, supplement, waiver, consent or departure would adversely affect the rights, preferences or privileges of any Holder disproportionately with respect to the rights, preferences and privileges of the other Holders, such Holder’s consent in writing shall be required.
          (d) Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:
      (i) If to any Holder, at its last known address appearing on the books of Company maintained for such purpose.
      (ii) If to Company, at
Integrated Electronic Services, Inc.
1800 West Loop South
Suite 500
Houston, Texas 77027
Attention: General Counsel
Telecopy Number: (713) 780-1578
or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three Business Days after the same shall have been deposited in the United States mail.
          (e) Rule 144. So long as Company is subject to the reporting requirements under the Exchange Act, it shall comply with such requirements so as to permit sales of Registrable Securities by the holders thereof pursuant to Rule 144 under the Securities Act.
          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto including any person to whom Registrable Securities are transferred and becomes an Additional Holder in accordance with this Agreement.
          (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (h) Governing Law; Jurisdiction; Jury Waiver. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof. Each of the parties hereby submits to non-exclusive personal jurisdiction and waives any objection as to venue in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 10(d) hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights hereunder.

          (i) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
          (j) Entire Agreement. This Agreement represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.
          (k) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          (l) Termination. Company’s obligations under this Agreement shall cease with respect to any Person when such Person ceases to be a Holder. Notwithstanding the foregoing, Company’s obligations under Section 5 and Section 6 shall survive in accordance with their terms.
          (m) Holdback. Each Holder agrees, unless otherwise agreed to by the managing underwriter for any underwritten offering pursuant to this Agreement, and only if such Holder is participating in such offering, not to effect any sale or distribution of any equity securities of Company or securities convertible into or exchangeable or exercisable for equity securities of Company, including any sale under Rule 144 under the Securities Act, during the period commencing 10 days prior to the date on which an underwritten offering of Common Stock pursuant to Section 2 or 3 commences and until 90 days after the date on which a prospectus is filed with the Commission with respect to the pricing of such underwritten offering (or such shorter period as the underwriters may require), except as part of such underwritten offering or to the extent that such Holder is prohibited by applicable law from agreeing to withhold securities from sale or is acting in its capacity as a fiduciary or an investment adviser. A Holder that is prohibited by applicable law from agreeing to withhold securities from sale or is acting in its capacity as a fiduciary or an investment adviser shall, if requested by Company not more than 30 days before the commencement of such an underwritten offering, notify Company in writing of such prohibition at least 10 days before the commencement of such underwritten offering. Without limiting the scope of the term “fiduciary,” a Holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended, or if such securities are held in a separate account under applicable insurance law or regulation.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt L. Warnock

Name: Curt L. Warnock
Title: Senior Vice President

HOLDERS

TONTINE CAPITAL PARTNERS, L.P.
TONTINE PARTNERS, L.P.
TONTINE OVERSEAS ASSOCIATES, L.L.C.
JEFFREY L. GENDELL

By:	/s/ Jeffrey L. Gendell

Jeffrey L. Gendell, individually,
and as managing member of
Tontine Capital Management, L.L.C.,
general partner of Tontine Capital Partners, L.P., and
as managing member of Tontine Management, L.L.C.,
general partner of Tontine Partners, L.P., and as
managing member of Tontine Overseas Associates, L.L.C.

SOUTHPOINT MASTER FUND, LP

By:	Southpoint GP, LP, its general partner
By:	Southpoint GP, LLC, its general partner

By:	/s/ Robert W. Butts

Robert W. Butts, Member

[Signature Page to the Registration Rights Agreement]

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